SUPPLEMENT DATED JUNE 12, 2008 TO THE

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2008

1.

The chart entitled “Officers Who Are Not Trustees” on page I-5 is deleted and replaced with the following:

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth		Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Joseph I. Benedek	8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Ruta M. Carroll	2/10/62	Secretary since 11/15/07	Assistant Counsel of First Investors Management Company, Inc., since 2004.
Michael W. Deneka	9/6/74	Chief Compliance Officer since 6/2/08	Investment Compliance Manager of First Investors Management Company, Inc. Chief Compliance Officer of First Investors Management Company, Inc., since 6/2/08.
* Officers are generally elected and appointed by the Board for one-year terms.

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